Exhibit 10.1


                                                                 EXECUTION COPY


                              SEVENTH AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT


         This SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of June 28, 2006 (the "Seventh Amendment"), is entered into by and among INTERSTATE BAKERIES CORPORATION, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower party to the Credit Agreement (as defined below) (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the "Lenders"), JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent (the "Administrative Agent") for the Lenders, and JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent (the "Collateral Agent") for the Lenders.

                                  WITNESSETH:

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Collateral Agent are parties to that certain Revolving Credit Agreement dated as of September 23, 2004, as amended by that certain First Amendment to Revolving Credit Agreement dated as of November 1, 2004, by that certain Second Amendment to Revolving Credit Agreement dated as of January 20, 2005, by that certain Third Amendment and Waiver to Revolving Credit Agreement dated as of May 26, 2005, by that certain Fourth Amendment and Waiver to Revolving Credit Agreement dated as of November 30, 2005, by that certain Fifth Amendment to Revolving Credit Agreement dated as of December 27, 2005 and by that certain Sixth Amendment and Waiver to Revolving Credit Agreement dated as of March 29, 2006, pursuant to which the Lenders have made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $200,000,000 (as so amended, the "Credit Agreement"); and

         WHEREAS, the Borrowers have requested that the Lenders amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement;

         WHEREAS, the Required Lenders have agreed to amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Definitions. Capitalized terms used and not otherwise defined in this Seventh Amendment are used as defined in the Credit Agreement.

         Section 2. Amendments to Credit Agreement. Subject to the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

         2.1 Section 6.5 of the Agreement is hereby amended as follows:

                                    (a) deleting the phrase "ending June 3,
                           2006" and substituting therefor the phrase "ending July 29, 2006"; and

                                    (b) amending the penultimate sentence
                           thereof in its entirety to read as follows: "In the event Net Total Usage does not exceed $50,000,000 at any time during the Suspension Period, the Suspension Period shall terminate as of the first day of the fiscal period ending August 26, 2006 such that the Borrowers shall be required to comply with the foregoing covenant with respect to the calculation of cumulative Consolidated EBITDA as of the end of the fiscal periods ending August 26, 2006 and September 23, 2006."

         Section 3. Effectiveness. The effectiveness of this Seventh Amendment is conditioned upon: (i) the Administrative Agent's receipt of executed counterparts of this Seventh Amendment which, when taken together, bear the signatures of the Borrowers and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received written confirmation from such party of execution of a counterpart hereof by such party); and (ii) the Borrowers' payment of (A) an amendment fee to the Administrative Agent for the respective accounts of the Lenders voting in favor of this Seventh Amendment in the amount of two and one half (2-1/2) basis points of such Lenders' Commitments, and (B) any unpaid balance of the fees and expenses due and payable by the Borrowers pursuant to the Loan Documents. The amendments contemplated by this Seventh Amendment shall be effective on the first Business Day on which the foregoing conditions are fully satisfied.

         Section 4. Representations and Warranties. Each Borrower represents and warrants to the Lenders that:

         4.1 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, the representations and warranties of the Borrowers contained in
Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

         4.2 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, (i) each Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement, and (ii) no Event of Default has occurred and is continuing or would result from the execution, delivery and performance of this Seventh Amendment.

         Section 5. Choice of Law. THIS SEVENTH AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

         Section 6. Full Force and Effect. Except as specifically amended or waived hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this Seventh Amendment need be made in any instrument or document at any time referring to the Credit Agreement, and a reference to the Credit Agreement in any such instrument or document shall be deemed a reference to the Credit Agreement as amended hereby.

         Section 7. Counterparts; Electronic Signatures. This Seventh Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. The Administrative Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

         Section 8. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Seventh Amendment.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the day and the year first written.

                                        BORROWERS:

                                        INTERSTATE BAKERIES CORPORATION


                                        By: /s/ Ronald B. Hutchison
                                            -----------------------------------
                                        Name:  Ronald B. Hutchison
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                       ARMOUR AND MAIN REDEVELOPMENT CORPORATION


                                       By: /s/ Ronald B. Hutchison
                                           ------------------------------------
                                       Name:  Ronald B. Hutchison
                                       Title: President


                                       BAKER'S INN QUALITY BAKED GOODS, LLC


                                       By: /s/ Ronald B. Hutchison
                                           ------------------------------------
                                       Name:  Ronald B. Hutchison
                                       Title: President


                                       IBC SALES CORPORATION


                                       By: /s/ Ronald B. Hutchison
                                           ------------------------------------
                                       Name:  Ronald B. Hutchison
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                       IBC SERVICES, LLC


                                       By: /s/ Ronald B. Hutchison
                                           ------------------------------------
                                       Name:  Ronald B. Hutchison
                                       Title: President


                                       IBC TRUCKING, LLC


                                       By: /s/ Ronald B. Hutchison
                                           ------------------------------------
                                       Name:  Ronald B. Hutchison
                                       Title: President


                                       INTERSTATE BRANDS CORPORATION


                                       By: /s/ Ronald B. Hutchison
                                           ------------------------------------
                                       Name:  Ronald B. Hutchison
                                       Title: Executive Vice President and
                                              Chief Financial Officer


                                       NEW ENGLAND BAKERY DISTRIBUTORS, L.L.C.


                                       By: /s/ Ronald B. Hutchison
                                           ------------------------------------
                                       Name:  Ronald B. Hutchison
                                       Title: President

                                       LENDERS:

                                       JPMORGAN CHASE BANK, N.A.
                                       Individually and as Administrative Agent and Collateral Agent


                                       By: /s/ Susan E. Atkins
                                           ------------------------------------
                                       Name:  Susan E. Atkins
                                       Title: Managing Director

                                       The Bank of New York
                                       ----------------------------------------
                                               [Lender name]


                                       By: /s/ Peter W. Helt
                                           ------------------------------------
                                           Name:    Peter W. Helt
                                           Title:   Vice President







Lender signature page to
Seventh Amendment to
Revolving Credit Agreement

                                       Grayson & Co
                                       ----------------------------------------
                                              [Lender name]

                                       By:   Boston Management and Research as
                                             Investment Advisor

                                       By:   /s/ Michael B. Botthof
                                             ----------------------------------
                                             Name:   Michael B. Botthof
                                             Title:  Vice President










Lender signature page to
Seventh Amendment to
Revolving Credit Agreement

                                      Eaton Vance Institutional Senior Loan Fund
                                      ------------------------------------------
                                                          [Lender name]

                                      By:  Eaton Vance Management as Investment
                                           Advisor

                                      By:  /s/ Michael B. Botthof
                                           ------------------------------------
                                           Name:   Michael B. Botthof
                                           Title:  Vice President




Lender signature page to
Seventh Amendment to
Revolving Credit Agreement

                                      Senior Debt Portfolio
                                      -----------------------------------------
                                                     [Lender name]

                                      By:  Boston Management and Research as
                                           Investment Advisor


                                      By:  /s/ Michael B. Botthof
                                           ------------------------------------
                                           Name:   Michael B. Botthof
                                           Title:  Vice President



Lender signature page to
Seventh Amendment to
Revolving Credit Agreement

                                      The Foothill Group, Inc.
                                      -----------------------------------------
                                                       [Lender name]


                                      By: /s/ Dennis R. Ascher
                                          -------------------------------------
                                          Name:   Dennis R. Ascher
                                          Title:  Senior Vice President



Lender signature page to
Seventh Amendment to
Revolving Credit Agreement

                                      PB Capital Corporation
                                      -----------------------------------------
                                                      [Lender name]


                                      By: /s/ Christoph A. Belanger
                                          -------------------------------------
                                          Name:   Christoph A. Belanger
                                          Title:  Assistant Vice President



Lender signature page to
Seventh Amendment to
Revolving Credit Agreement

                                      Bank of America, N.A.
                                      -----------------------------------------
                                                       [Lender name]


                                      By: /s/ Tyler D. Levings
                                          -------------------------------------
                                          Name:   Tyler D. Levings
                                          Title:  Vice President


Lender signature page to
Seventh Amendment to
Revolving Credit Agreement

                                      BNP Paribas
                                      -----------------------------------------
                                                      [Lender name]


                                      By:   /s/ Fletcher Duke
                                            -----------------------------------
                                            Name:   Fletcher Duke
                                            Title:  Managing Director


                                      By:   /s/ Francois Schwall
                                            -----------------------------------
                                            Name:   Francois Schwall
                                            Title:  General Manager


Lender signature page to
Seventh Amendment to
Revolving Credit Agreement

                                      Harris, N.A.
                                      -----------------------------------------
                                                 [Lender name]


                                      By:  /s/ Stephanie Slavkin
                                           ------------------------------------
                                           Name:   Stephanie Slavkin
                                           Title:  Vice President


Lender signature page to
Seventh Amendment to
Revolving Credit Agreement

                                      Sankaty High Yield Partners, II, L.P.
                                      -----------------------------------------
                                                       [Lender name]


                                      By:  /s/ Susan Lynch
                                           ------------------------------------
                                           Name:   Susan Lynch
                                           Title:  Executive Vice President



Lender signature page to
Seventh Amendment to
Revolving Credit Agreement

                                      Prospect Harbor Credit Partners, LP
                                      -----------------------------------------
                                                       [Lender name]


                                      By:  /s/ Susan Lynch
                                           ------------------------------------
                                           Name:   Susan Lynch
                                           Title:  Executive Vice President




Lender signature page to
Seventh Amendment to
Revolving Credit Agreement

                                     Canadian Imperial Bank of Commerce
                                     ------------------------------------------
                                                       [Lender name]


                                     By:  /s/ John O'Dowd
                                          -------------------------------------
                                          Name:    John O'Dowd
                                          Title:   Authorized Signatory


                                     By:  /s/ Gerald J. Carlos
                                          -------------------------------------
                                          Name:    Gerald J. Carlos
                                          Title:   Authorized Signatory

                                      Spiret IV Loan Trust 2003-B
                                      -----------------------------------------
                                                     [Lender name]

                                      By:  Wilmington Trust Company not in its
                                           individual capacity but solely
                                           as trustee

                                      By:  /s/ Jennifer A. Luce
                                           ------------------------------------
                                           Name:    Jennifer A. Luce
                                           Title:   Financial Services Officer



Lender signature page to
Seventh Amendment to
Revolving Credit Agreement